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[LOGO]                                                           NORTH AND LATIN
October 14, 1999                                                 AMERICAN REGION
                                                                 NEW YORK BRANCH

VIA FACSIMILE
Mr. John R. Lindholm
President
Integrity Life Insurance Company
515 West Market Street, 8th Floor
Louisville, Kentucky 40202-3319

     Re: SEPARATE ACCOUNT FUNDING AGREEMENT ISSUED BY INTEGRITY LIFE INSURANCE COMPANY ("INTEGRITY") TO BRAVO TRUST SERIES 1997-1

Dear Mr. Lindholm:

          By your countersignature hereunder, you agree that the terms of the Termination Letter Agreement between the parties hereto, dated as of October 8, 1999 (the "Termination Letter Agreement"), shall be extended to 3:00 p.m. New York City time on October 15, 1999.

                                           Sincerely,

                                           BAYERISCHE LANDESBANK
                                           GIROZENTRALE, ACTING
                                           THROUGH ITS NEW YORK
                                           BRANCH, AS TRUST'S AGENT

                                           By:
                                              --------------------------

                                           Title: 1st Vice President
                                                 -----------------------


                                           By:
                                              --------------------------

                                           Title: Sr. Vice President
                                                 -----------------------

READ AND AGREED:

INTEGRITY LIFE INSURANCE COMPANY

By:
   --------------------------

Title: Exec. V.P.
      -----------------------